UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
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Barings Corporate Investors Barings Participation Investors
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BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS

Notice of Annual Meeting of
Shareholders and Proxy Statement
TIME
Thursday, May 15, 2025
At 8:00 a.m.

Please vote on the internet by following the instructions in the notice and proxy card(s) or date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States.

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
300 South Tryon Street
Suite 2500
Charlotte, North Carolina, 28202
Dear Shareholder:
The 2025 Annual Meeting of Shareholders (the “Meeting”) of Barings Corporate Investors (“MCI”) and Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held by remote electronic means at 8:00 a.m., Eastern Time, on Thursday, May 15, 2025. A Notice and a Proxy Statement regarding the Meeting, proxy card(s) for your vote at the Meeting, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.
By promptly returning the enclosed proxy card(s) or by voting on the internet you can help the Trusts avoid the expense of sending follow-up letters. You are earnestly requested to vote your proxy in order that the necessary quorum may be represented at the Meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.
At the Meeting, shareholders will be asked to elect two Trustees. The Board of Trustees of each Trust recommends that shareholders elect the nominated Trustees.
I look forward to your attendance at this Meeting because it will provide us with an opportunity to inform you about the progress of the Trusts.
Sincerely,
Clifford M. Noreen
Chairman

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BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
300 South Tryon Street
Suite 2500
Charlotte, North Carolina, 28202
Notice of Annual Meeting of Shareholders
To the Shareholders of Barings Corporate Investors and Barings Participation Investors:
The Annual Meeting of Shareholders of each of Barings Corporate Investors (“MCI”) and Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held by remote electronic means on Thursday, May 15, 2025, at 8:00 a.m., Eastern Time (the “Meeting”), for the following purposes:
(1)to elect as Trustees Susan B. Sweeney and David M. Mihalick to the Board of Trustees of each Trust (to be voted upon by the shareholders of each Trust, voting separately by Trust); and
(2)to transact such other business as may properly come before the Meeting or any adjournment thereof.
Although the Trusts’ annual meetings are held simultaneously for convenience, each Trust’s shareholders take action independently of the other. Holders of record of the shares of beneficial interest of each Trust at the close of business on Monday, March 17, 2025 are entitled to vote at the Meeting or any adjournment or postponement thereof.

We encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your share will be represented at the Meeting. You may vote in any of the following ways:
(1)Internet: Have your proxy card(s) available. Vote on the internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website; or
(2)Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.
To participate in the Meeting, please register at https://www.viewproxy.com/barings/broadridgevsm/. Shareholders must also enter the control number found on the shareholder’s proxy card, voting instruction form or notice previously received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. If you have any technical difficulties, you may call 866-612-8937.
By order of the
Boards of Trustees,
Alexandra Pacini
Secretary
Charlotte, North Carolina
March 26, 2025
Please either vote your proxy on the internet or complete, date, and sign the proxy card(s) for the shares held by you and return the proxy card(s) in the envelope provided so that your vote can be recorded. It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
Proxy Statement
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Barings Corporate Investors (“MCI”) and of Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) for use at the Annual Meeting of Shareholders of each Trust (the “Annual Meeting” or “Meeting”), to be held by remote electronic means on Thursday, May 15, 2025, at 8:00 a.m., Eastern Time. Unless otherwise indicated, all information in this Proxy Statement and Proposal 1 (the “Proposal”) apply separately to each Trust.
This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card(s) are being mailed on or about March 26, 2025, to shareholders of record on March 17, 2025 (the “Record Date”). Each Trust’s principal business office is c/o Barings LLC (“Barings”), 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.
Holders of the shares of beneficial interest of each Trust (“shares”) of record at the close of business on March 17, 2025 will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 20,298,644 shares of MCI outstanding and 10,622,422 shares of MPV outstanding on the record date. The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust. However, Massachusetts Mutual Life Insurance Company (“MassMutual”), the ultimate parent company of Barings, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2027 (the “MCI Note”) issued by MCI. Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $15,000,000 Senior Floating Rate Convertible Note due December 13, 2033 issued by MPV (the “MPV Note and, together with “MCI Note,” each a “Note” and collectively the “Notes”). MassMutual, at its option, can convert the principal amount of each Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.
The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide shareholder meeting services, including tabulation and tracking. Should you have any questions about this Proxy Statement, please contact the Trusts by calling (toll-free) 1-866-399-1516.

Important Notice regarding the availability of Proxy Materials for the Annual Meeting to be held on Thursday, May 15, 2025. The Proxy Statement is available on https://www.proxyvote.com or on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv.

PROPOSAL 1
ELECTION OF TRUSTEES
The Board of Trustees (the “Board”), which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Trust or of Barings are referred to as “Independent Trustees” throughout this Proxy Statement. Barings is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.
The Board of each Trust is currently comprised of seven Trustees with terms expiring in 2025, 2026 and 2027. The terms of Susan B. Sweeney and David M. Mihalick expire this year. Each Trust’s Nominating Committee nominated Ms. Sweeney as an Independent Trustee and Mr. Mihalick as an Interested Trustee to the Board, each for a three-year term. Each nominee, if elected, is to serve her or his respective terms, or until each of her or his successor is duly elected and qualified.
The Board of Trustees recommends that you vote “FOR” the election of the nominees named in this proxy statement.
Information Concerning Trustees, Nominees for Trustee and Officers of each Trust
Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after this Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of each Trust’s officers (“Officers”) along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.
For purposes of the following Trustee tables, the term “Fund Complex” includes the Trusts, Barings Global Short Duration High Yield Fund, Barings BDC, Inc., Barings Capital Investment Corporation, Barings Private Credit Corporation, MassMutual Select Funds, MassMutual Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Advantage Funds.

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held By Director
Clifford M. Noreen* (67) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Term expires 2027; Trustee since 2009	Head of Global Investment Strategy (2019 - April 2024), and Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	106
President (2005-2009), Vice President (1993-2005) of the Trusts; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Trustee (since 2021), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Investment Committee (since 1999), Diocese of Springfield; Trustee (2009-April 2024), MassMutual Asset Finance LLC (equipment financing company); Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); and Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

*Mr. Noreen is classified as an “interested person” (as defined by the 1940 Act) of each Trust, because of his prior employment with MassMutual and his interest in certain deferred compensation plans. Mr. Noreen retired from full-time employment at MassMutual in April 2024.

INTERESTED TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held By Director
David M. Mihalick* (52) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2025; Trustee since May 2022	Co-Head of Global Investments (since January 2025), Head of Private Assets (2021-January 2025), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), and Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), Barings LLC.	5	Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).
*Mr. Mihalick is classified as an “interested person” of each Trust and Barings (as defined by the 1940 Act), because of his current positions at Barings.

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held By Director
Michael H. Brown (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2005	Private Investor (since 2005); and Managing Director (1994-2005), Morgan Stanley.	2	Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).
Barbara M. Ginader (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2013	Retired (since 2018); and General Partner (1993-2018), Boston Ventures Management (private equity firm).	2
Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; and Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (74) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2027; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); and Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund).	2
Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); and Director (2010-2017), Larkburger, Inc. (restaurant chain).

INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 years	Portfolios Overseen in Fund Complex	Other Directorships Held By Director
Susan B. Sweeney (72) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2025; Trustee since 2012	Retired (since 2014); and Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America.	106
Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2012) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2012), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); and Trustee (2021-2022), Barings Private Equity Opportunities and Commitments Fund (formerly known as MassMutual Access Pine Point Fund) (closed-end investment company formerly advised by MML Investment Advisers).

Maleyne M. Syracuse (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2007	Private Investor (since 2007); and Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking).	2
Member of the Board of Directors (since 1998), First Vice President (since January 2025), Board Treasurer (2023-January 2025), Board President (2002-2021), Peters Valley School of Craft (non-profit arts organization); and Member of the Board of Directors (2022-2024), Cornelia Connelly Center (non-profit educational organization).

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years
Christina Emery (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020	Vice President (2018-2020) of the Trusts; Managing Director (since 2011), Director (2005-2011), Barings; and Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.
Christopher Hanscom (42) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer & Treasurer	Chief Financial Officer since 2022; Treasurer since 2017	Senior Director (since 2023), Director (2018-2023), Associate Director (2015-2018), Analyst (2005-2015), Barings; Trustee (since 2022), Chief Financial Officer (since 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust; and Chief Financial Officer (since 2023), Treasurer (2021-2023), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).
Ashlee Steinnerd (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2023	Secretary (2020-2023) of the Trusts; Managing Director (since 2022), Head of Regulatory (since 2021), Director (2019-2022), Barings; Chief Legal Officer (since 2023), Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Private Credit Corporation (business development company advised by Barings); Chief Legal Officer (2023-2024), Secretary (2022-2023), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024); and Senior Counsel (2011-2019), Securities and Exchange Commission.

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years
Itzbell Branca (48) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since September 2024	Senior Director (since September 2024), Director (2019-September 2024), Barings; Chief Compliance Officer (since September 2024), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Compliance Officer (since September 2024), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since September 2024), Barings Capital Investment Corporation (business development company advised by Barings); and Chief Compliance Officer (since September 2024), Barings Private Credit Corporation (business development company advised by Barings).
Andrea Nitzan (57) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since 2023	Managing Director and Chief Accounting Officer (since 2020), Barings; Principal Accounting Officer (since 2023), CI Subsidiary Trust and PI Subsidiary Trust; and Treasurer (since 2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings).
Alexandra Pacini (32) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2023	Assistant Secretary (2020-2023) of the Trusts; Director (since 2023), Associate Director (2021-2023), Analyst (2017-2021), Barings; Secretary (since 2023), Assistant Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Secretary (since 2023), Assistant Secretary (2020-2023), Barings BDC, Inc. (business development company advised by Barings); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2023), Assistant Secretary (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

OFFICERS OF THE TRUSTS

Name (Age), Address	Position(s) With the Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years
Sean Feeley (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011	Managing Director (since 2003), Barings; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; and President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).
Joseph Evanchick (60) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2023	Managing Director (since 2012), Barings; and Vice President (since 2023), CI Subsidiary Trust and PI Subsidiary Trust.
Matthew Curtis (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since 2022	Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since 2022), Barings BDC, Inc. (business development company advised by Barings); Tax Officer (since 2022), Barings Capital Investment Corporation (business development company advised by Barings); Tax Officer (since 2022), Barings Private Credit Corporation (business development company advised by Barings); Tax Officer (since 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Tax Officer (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).
*Officers hold their position with the Trusts until a successor has been duly elected and qualified.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of each Trust should so serve. The current members of the Board have joined the Board at different points in time since 2005. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Trust’s investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating Committee also considered that during their service as members of the Board of Trustees of each Trust, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Trusts’ shareholders and the ability to work effectively and collegially with other members of the Board.
The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.
Mr. Brown – Mr. Brown brings over 25 years of experience in investment banking and the financial advisory industry to each Board. Mr. Brown previously worked as an investment banker with Morgan Stanley. Additionally, Mr. Brown also served as a Director of Invicta Holdings LLC, Invicta Advisors LLC, Invicta Capital LLC and Invicta Credit LLC, a group of companies involved in writing and selling credit protection in the credit derivatives market on tranches of corporate, residential mortgage-backed securities and commercial mortgage-backed securities exposure.
Ms. Ginader – Ms. Ginader brings over 30 years of experience in private equity, corporate finance, mergers and acquisitions, restructuring and merchant banking, primarily focused in the media, entertainment and communications industries, to each Board. She previously served as a Managing Director and General Partner of Boston Ventures Management (private equity firm), a Managing Director of Bears Stearns & Co. and Chemical Bank and Assistant Vice President of First National Bank of Boston. Ms. Ginader has substantial board experience, including previous roles as a Director of Vue Entertainment Holdings Ltd., River City Broadcasting, Motown Records, et al, and several non-profit corporations, including previously serving as a Member of the Grants Committee of IECA Foundation and President of the Board of the Foundation of Codman Academy Public Charter School, et al.

Mr. Grace – Mr. Grace brings substantial executive, operations, board, private investor and private equity experience to each Board. Mr. Grace is President of Phelps Grace International, Inc., and a Director of Shawmut Design and Construction, Inc. and Benihana Inc. He previously served as a Senior Advisor in the Private Equity Group of Angelo Gordon & Co., Managing Director of Grace Venture Partners, LP and Managing Director of Grace Restaurant Partners, LP. He also served as a Director of Larkburger, Inc. and Firebirds Wood Fired Holding Corporation. Mr. Grace is Founder and former Chairman, President and Chief Executive Officer of The Capital Grille and Bugaboo Creek Steak House. He sold these chains and was formerly Director and Vice Chairman of the combined companies, RARE Hospitality International, Inc. He has served as Director of numerous other private and public companies, including Not Your Average Joe’s, Inc., Boston Restaurant Associates, Inc., Logan’s Roadhouse, Inc., The Gemesis Corporation and Claim Jumper Restaurants. Mr. Grace also served as Trustee and Chairman of the Executive and Investment Committees of Johnson & Wales University and Trustee and Vice Chairman of the Investment Committee of Bryant University. Mr. Grace holds a Masters Professional Director Certification from the American College of Corporate Directors (a public company director education and credentialing organization).
Mr. Mihalick – Mr. Mihalick brings 20 years of experience in the financial services industry. He is Barings LLC's Co-Head of Global Investments, managing the firm's global investment teams. He is also a member of Barings LLC's Senior Leadership Team. Prior to his current role, Mr. Mihalick served as Head of Private Assets, managing the firm's global private markets businesses, including direct middle-market lending, private placements, infrastructure debt, private structured finance, diversified alternative equity and real estate. Prior to that, Mr. Mihalick served as Head of U.S. Public Fixed Income, and Head of U.S. High Yield, where he was responsible for the U.S. High Yield and Investment Grade Investment Groups. Prior to joining Barings LLC in 2008, he was a Vice President with Wachovia Securities Leveraged Finance Group. At Wachovia (now Wells Fargo) he was responsible for sell-side origination of leveraged loans and high yield bonds to support both corporate and private equity issuers. Prior to entering the financial services industry, he served as an officer in the United States Air Force and worked in the telecommunications industry for 7 years. Mr. Mihalick serves as a trustee or director of Barings BDC, Inc. and Barings Capital Investment Corporation, business development companies advised by Barings, and Barings Global Short Duration High Yield Fund, a closed-end investment company advised by Barings. Mr. Mihalick holds a B.S. from the United States Air Force Academy, an M.S. from the University of Washington and an M.B.A. from Wake Forest University.

Mr. Noreen – Mr. Noreen brings over 35 years of investment management and oversight experience related to public equities and corporate credit related investments, including private and public bonds, mezzanine and private equity investments and structured credit products, investment company operational, financial and investment matters, and financial services operations to each Board. Between 2019 and April 2024, he served as Head of Global Investment Strategy and previously served as Deputy Chief Investment Officer and Managing Director of MassMutual. He also served as President of HYP Management LLC. Mr. Noreen previously served as President, Vice Chairman, a member of the Board of Managers and a Managing Director of the Trusts’ investment adviser, Barings and as President and Vice President of the Trusts for sixteen years. Mr. Noreen has extensive board experience, including as a member of the Board of Managers of Jefferies Finance LLC, Board Member of MassMutual Asset Finance LLC, member of the Investment Committee of the Diocese of Springfield and Member of the Investment Committee of Baystate Health Systems. Mr. Noreen also currently serves on the boards of trustees for MassMutual Select Funds, MassMutual Funds, MML Series Investment Fund, MML Series Investment Fund II and MassMutual Advantage Funds. Formerly, Mr. Noreen served as a member of the Boards of Managers of Barings and Wood Creek Capital Management, LLC. During his tenure at Barings, Mr. Noreen served as a director and/or officer of several investment companies and private funds.

Ms. Sweeney – Ms. Sweeney brings over 35 years of investment and financial management experience in both the private and public sectors to each Board. She previously served as Senior Vice President and Chief Investment Officer of Selective Insurance Company of America. She was Senior Managing Director of Ironwood Capital and Chief Investment Officer of Pension Funds for the State of Connecticut Treasurer’s Department. Ms. Sweeney currently serves on the boards of trustees for MassMutual Select Funds, MassMutual Funds, MML Series Investment Fund, MML Series Investment Fund II and MassMutual Advantage Funds.

Ms. Syracuse – Ms. Syracuse brings over 25 years of experience in investment banking, corporate finance and the financial advisory industry to each Board. Ms. Syracuse’s board experience includes her service on the Board of Directors of Peters Valley School of Craft, and Treasurer of Charles Lawrence Keith & Clara Miller Foundation. She previously served as Treasurer of the Board of Directors for the Greater Pike Community Foundation. Ms. Syracuse’s previous positions include her work as an investment banker at JP Morgan Securities, Inc. and Deutsche Bank Securities (f/k/a Banker’s Trust Company).

Share Ownership of Trustees and Officers

As of March 17, 2025, the Trustees and Officers of each Trust as a group beneficially owned 1.95% of MCI’s outstanding shares and owned less than 1% of MPV’s outstanding shares. This information is based on information furnished by each Trustee and Officer and by the Compliance Department of Barings. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of March 17, 2025, Barings, the investment adviser to each Trust, beneficially owned 1.07% of the outstanding shares of MCI and 1.34% of the outstanding shares of MPV.
Members of each Board historically have invested in one or both of the Trusts, as is consistent with their individual financial goals. In October 2010, this policy was formalized through adoption of a requirement that each Independent Trustee invest one year’s worth of fees received for serving as Trustee of the Trusts (excluding committee fees) in shares of one or both of the Trusts. Investments in the name of family members or entities controlled by a Trustee constitute Trust holdings of such Trustee for purposes of this policy, and a three-year phase-in period applies to such investment requirements for Trustees and newly elected Trustees.
The table below sets forth information regarding the beneficial ownership* of each Trust’s shares by each Trustee and the Officers beneficially owning shares based on the market value of such shares as of March 17, 2025.
Share Ownership

Name of Nominee/ Trustee	Dollar Range of Shares in MCI	Dollar Range of Shares in MPV	Aggregate Dollar Range of Shares in the Family of Investment Companies
M. Brown	Over $100,000	$50,001-$100,000	Over $100,000
B. Ginader	Over $100,000	$10,001-$50,000	Over $100,000
E. Grace	Over $100,000	None	Over $100,000
D. Mihalick	None	None	None
C. Noreen	Over $100,000**	None	Over $100,000**
S. Sweeney	Over $100,000	$50,001-$100,000	Over $100,000
M. Syracuse	Over $100,000	$10,001-$50,000	Over $100,000
*Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
**Includes interest derived from the market value of MCI common shares represented in the Barings and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

Required Vote

A nominee for Trustee is elected to the Board of each Trust if the number of votes cast for such nominee’s election at the Meeting at which a quorum is present exceeds the number of votes cast against such nominee’s election. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a trustee, it is intended that the proxy will be voted for the election of such person or persons who are nominated as replacements. The Board of Trustees has no reason to believe that any of the persons named below will be unable or unwilling to serve.
THE BOARDS OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS A TRUSTEE OF EACH TRUST.
Board Leadership Structure
The Board for each Trust currently consists of seven Trustees, five of whom are Independent Trustees. As discussed below, three of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.
Mr. Noreen, an “interested person” of each Trust, as defined in Section 2(a)(19) of the 1940 Act, serves as Chairman of each Board. Mr. Noreen presides at meetings of each Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by each Board from time to time.
Since October 2019, Maleyne Syracuse, chairperson of the Governance Committee, has been designated by the Board as lead Independent Trustee.
The Board of each Trust reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable each Board to exercise its oversight of each Trust. Each Board also believes that its structure, including the active role of the Independent Trustees, facilitates an efficient flow of information concerning the management of each Trust to the Independent Trustees.
Each Board provides oversight of the services provided by Barings, including risk management activities. In addition, each committee of each Board provides oversight of Barings’ risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees for each Trust receive a wide range of reports on the Trusts’ activities, including each Trust’s investment portfolio, the compliance of the Trusts with applicable laws, and the Trusts’ financial accounting and reporting. The Board and Audit Committee for each Trust meet periodically with the Trusts’ Chief Compliance Officer regarding the compliance of the Trusts with federal securities laws and the Trusts’ internal compliance policies and procedures. In addition, both the Audit Committee and the full Board of each Trust regularly review information and materials concerning risks specific to the Trusts and Barings, including presentations by various officers of the Trusts, investment personnel for the Trusts, Barings, Barings and MassMutual internal audit, the independent auditors for the Trusts (KPMG LLP) and Counsel to the Trusts.
Information Concerning Committees and Meetings of the Board of Trustees
Each Board has an Audit Committee, a Governance Committee and a Nominating Committee.
The Audit Committee of each Trust is comprised exclusively of Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, and operates pursuant to a written Audit Committee Charter, which is available on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. The present members of the Audit Committee of each Trust are Barbara M. Ginader (Chairwoman), Michael H. Brown, Edward P. Grace, II, Susan B. Sweeney and Maleyne M. Syracuse. Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange (the “Listing Standards”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of each Trust’s Audit Committee, each Board designated Ms. Ginader as the Trust’s Audit Committee Financial Expert.
In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of each Trust’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended December 31, 2024, the Audit Committee held four meetings.
The Governance Committee of each Trust is currently comprised of all Independent Trustees and is chaired by Maleyne M. Syracuse. The Governance Committee considers, evaluates and makes recommendations to the Board of each Trust with respect to the structure, membership and function of the Board and the Committees thereof, including the compensation of the Trustees. A current copy of each Trust’s Governance Committee Charter can be found on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. During the twelve months ended December 31, 2024, the Governance Committee held one meeting.

The Nominating Committee of each Trust is comprised of all Independent Trustees and is chaired by Edward P. Grace, III. A current copy of each Trust’s Nominating Committee Charter can be found on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. During the twelve months ended December 31, 2024, the Nominating Committee held one meeting.
The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not “interested persons” of each Trust (“Independent Trustees”). The Nominating Committee Charter contemplates that all nominees for Independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on each Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.
When each Board has or expects to have a vacancy for an Independent Trustee, the Nominating Committee will consider candidates recommended by each Trust’s current Trustees; each Trust’s shareholders; each Trust’s officers; each Trust’s investment adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.
During the past fiscal year, each Board of Trustees held six regular meetings, and each Trustee attended at least 75% of the Board and applicable Committee meetings on which she or he served for each Trust.

Transactions with and Remuneration of Officers and Trustees

Pursuant to the Investment Services Contract between MCI and Barings and the Investment Advisory and Administrative Services Contract between MPV and Barings (each a “Contract”), Barings paid the compensation and expenses of the Trusts’ officers and of all Trustees of the Trusts who were “interested persons” of each Trust or officers or employees of Barings or MassMutual.
During the fiscal year ended December 31, 2024, Trustees who are not officers or employees of Barings or MassMutual received a flat fee, payable quarterly, of $18,794 for MCI and $12,431 for MPV. In addition, the Audit Committee Chair and Lead Independent Trustee each received an additional quarterly stipend of $1,250 from each of MCI and MPV.
During the fiscal year ended December 31, 2024, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $435,855 for MCI and $294,829 for MPV.
The following table discloses the compensation paid to each Trust’s Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2024. The Trusts, Barings Global Short Duration High Yield Fund, Barings BDC, Inc., Barings Capital Investment Corporation, Barings Private Credit Corporation, MassMutual Select Funds, MassMutual Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Advantage Funds are collectively referred to in the table below as the “Fund Complex.” The Trustees do not receive pension or retirement benefits from the Trusts.

Name of Trustee	Compensation from MCI	Compensation from MPV	Total Compensation from Fund Complex
Michael H. Brown	75,176	49,724	124,900
Barbara M. Ginader	80,176	54,724	134,900
Edward P. Grace, III	75,176	49,724	124,900
David M. Mihalick	None*	None*	None*
Clifford M. Noreen	44,450*	30,683*	272,467**
Susan B. Sweeney	75,176	49,724	525,300**
Maleyne M. Syracuse	80,176	54,724	134,900
Total	$385,880	$258,620	$1,317,367
*No compensation is paid by either Trust to Trustees who are “interested persons” of the Trust due to their status as an employee or officer of Barings LLC. Mr. Noreen is not an employee or officer of Barings LLC and Mr. Noreen retired from full-time employment at MassMutual in April 2024; as a result, effective May 1, 2024, the Trusts pay Mr. Noreen’s compensation.
**Ms. Sweeney and Mr. Noreen also serve as Trustees of five open-end investment companies (MassMutual Select Funds, MassMutual Funds, MML Series Investment Fund, MML Series Investment Fund II and MassMutual Advantage Funds), all managed by MassMutual, the ultimate parent of Barings. Ms. Sweeney received $400,400 and Mr. Noreen received $197,333 in total compensation for such service for the fiscal year ended December 31, 2024, in addition to their respective compensation from the Trusts.

AUDIT COMMITTEE REPORT OF EACH TRUST
Each Trust’s Audit Committee oversees the Trust’s financial reporting process on behalf of each Trust’s Board of Trustees and operates under a written Charter adopted by each Trust’s Board of Trustees. The Audit Committee meets with each Trust’s management (“Management”) and independent registered public accountants and reports the results of its activities to each Trust’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with each Committee’s and independent registered accountant’s responsibilities, Management advised that each Trust’s financial statements were prepared in conformity with generally accepted accounting principles.
Accordingly, each Trust's Audit Committee has:

•Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with Management and KPMG LLP (“KPMG”), each Trust’s independent registered public accountants;
•Discussed with KPMG those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees); and
•Received the written disclosure and the letter from KPMG required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG its independence.

Each Trust’s Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2023 and 2024 for each Trust and for the non-audit services provided to Barings and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.
In reliance on the reviews and discussions referred to above, each Trust’s Audit Committee presented this Report to each Trust’s Board of Trustees and recommends that each Trust’s Board of Trustees (1) include the December 31, 2024 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2024 and (2) file such Annual Report with the SEC and the New York Stock Exchange.
Each Trust’s Audit Committee appointed the firm of KPMG as the Trust’s independent registered public accountants for the fiscal year ending December 31, 2025 and, in connection therewith, KPMG will prepare all of each Trust’s tax returns for the fiscal year ending December 31, 2024.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST’S BOARD OF TRUSTEES
Barbara M. Ginader, Audit Committee Chair
Michael H. Brown, Audit Committee Member
Edward P. Grace, III, Audit Committee Member
Susan B. Sweeney, Audit Committee Member
Maleyne M. Syracuse, Audit Committee Member
THE TRUSTS’ INDEPENDENT AUDITORS
KPMG audited the financial statements of each Trust, Barings, and MassMutual for the fiscal year ended December 31, 2024. KPMG’s audit report for each Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit each Trust’s 2025 financial statements and prepare each Trust’s 2024 Federal and state tax returns.
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

	Fees Billed to MCI
	KPMG Year Ended December 31, 2024	KPMG Year Ended December 31, 2023
Audit Fees	$195,000	$182,000
Audit-Related Fees	0	0
Tax Fees*	$71,000	65,700
All Other Fees	0	0
Total Fees	$266,000	$247,700
	Fees Billed to MPV
	KPMG Year Ended December 31, 2024	KPMG Year Ended December 31, 2023
Audit Fees	$195,000	$182,000
Audit-Related Fees	0	0
Tax Fees*	$71,000	62,700
All Other Fees	0	0
Total Fees	$266,000	$244,700
	Non-Audit Fees Billed to Barings and MassMutual
	KPMG Year Ended December 31, 2024	KPMG Year Ended December 31, 2023
Audit-Related Fees	$2,229,000	$2,252,000
Tax Fees*	22,385,000	19,526,000

All Other Fees	126,000	465,000
Total Fees	$24,740,000	$22,243,000
*December 31, 2024 amount is estimated.
The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Barings and MassMutual, such as consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG for consulting rendered to Barings and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allow each Trust’s Audit Committee to establish a pre-approval policy for certain services rendered by the Trust’s independent accountants. During 2024, each Trust’s Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.
The 2023 fees billed represent final 2023 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts’ 2024 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts’ 2024 Proxy Statement, but are now properly included in the 2023 fees billed to each Trust, Barings and MassMutual.
OTHER BUSINESS
The Board of each Trust knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.
INFORMATION ABOUT VOTING PROXIES AND THE MEETING
Attending the Meeting
To attend the Meeting, please register at https://www.viewproxy.com/barings/broadridgevsm/. Shareholders must also enter the control number found on the shareholder’s proxy card, voting instruction form or notice previously received. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. If you have any technical difficulties, you may call 866-612-8937.
Location
The Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. If the Trustees choose to change the date, time and/or means of convening your Trust’s meeting, the Trust will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.

Simultaneous Meetings
The annual meeting of shareholders of MCI is called to be held at the same time as the meeting of MPV. It is anticipated that both annual meetings will be held simultaneously. However, if any shareholder at the annual meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the meeting of the applicable Trust, the persons named as proxies will vote in favor of adjournment.
Manner of Voting Proxies; Quorum
Votes cast by proxy or in person at the Meeting will be counted by persons appointed by each Trust to act as election inspectors for the Meeting. The election inspectors will count the total number of votes cast “for” approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Broker non-votes (shares held by broker-dealers as to which instructions have not been received from the beneficial owners or persons authorized to vote and as to which the broker-dealers do not have discretionary voting power over a particular proposal) have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum). The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business for Proposal 1. Neither abstentions nor broker non-votes, if any, will have an effect on the outcome of Proposal 1.
Shareholders of each Trust are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Trust that such shareholder owns at the close of business on March 17, 2025. Each fractional share is entitled to a proportionate fractional vote.
Instructions for Voting Proxies
The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card(s) following the instructions printed on the card. Please refer to your proxy card(s) for instructions for voting by telephone or internet.
Revocation of Proxies
Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein.

Postponement and Adjournment

To the extent permitted by each Trust’s Declaration of Trust and Amended and Restated Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice before the time scheduled for such meeting.
If sufficient votes in favor of the proposal set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the Meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trusts will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
INVESTMENT ADVISER
Barings provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.
Barings (including its wholly-owned subsidiaries) currently has over $421 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations). MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Barings. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Barings’ principal office is located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
CERTAIN ADMINISTRATIVE SERVICES
Barings indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services. Barings’ principal address is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Each Trust’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of each Trust are required to file forms reporting their affiliation with each Trust and reports of ownership and changes in ownership of each Trust’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Barings and its relevant affiliated persons have all complied with applicable filing requirements during each Trust’s fiscal year ended December 31, 2024 and through March 17, 2025, except: Christina Emery, for whom a Form 4 for MCI was inadvertently filed late; and Mary Fortin and Paul LaPiana, for whom Form 3s for MCI and MPV were inadvertently filed late.

PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Trusts’ next annual meeting of shareholders is expected to be held in May 2026. We will consider for inclusion in the Trust's proxy materials for the 2026 Annual Meeting of Shareholders, shareholder proposals that are received at the Company's executive offices (Attention: Secretary), in writing, no later than 5:00 p.m. (Eastern Time) on or before November 26, 2025, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Pursuant to procedures approved by each Trust’s Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act, shareholders or other interested parties may communicate with any member of the Board (including the Chairman), the chairman of the Board committees, or with our non-management trustees as a group by mailing written communications to the Trust’s Chief Financial Officer at Barings Corporate Investors and Barings Participation Investors, 300 South Tryon St., Suite 2500, Charlotte, North Carolina 28202, or by emailing the respective Trust’s Chief Financial Officer at info@barings.com. All such communications should indicate clearly the trustee or trustees to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate Trustee(s). Additionally, when writing to a Trust’s Board of Trustees, individuals should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings, as applicable.

ADDITIONAL INFORMATION
Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust’s officers in person, by telephone, or by facsimile will be borne by each respective Trust. The Trusts have engaged Broadridge to provide shareholder meeting services, including tabulation and tracking. It is anticipated that the cost of these services will be approximately $47,000 for the Trusts and may increase in the event any vote is contested or increased solicitation efforts are required. The Trusts will reimburse banks, brokers, and other persons holding each respective Trust’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust’s shareholders.
Each of the Trusts’ Trustees make a diligent effort to attend all board and committee meetings, as well as each Annual Meeting of Shareholders. We encourage, but do not require, our Trustees to attend annual meetings of shareholders. All of the Trusts’ Trustees attended the May 16, 2024 Annual Meeting.
Only one copy of the Proxy Statement will be mailed to each household, even if more than one person in the household is a Trust shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com or on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact:
DST Systems, Inc. P.O. Box 219086
Kansas City, MO 64121-9086 or by telephone at
1-800-647-7374
or contact your financial intermediary.
The Annual Report of each Trust for its fiscal year ended December 31, 2024, including financial statements, a schedule of each Trust’s investments as of such date and other data, was mailed on or about March 1, 2025, to all shareholders of record. MCI’s most recent Annual Report is available on the internet at https://documents.barings.com/docs/barings-corporate-investors-annual-report-en-2024.pdf and MPV's most recent Annual Report is available on the internet at https://documents.barings.com/docs/barings-participation-investors-annual-report-en-2024.pdf. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts’ Transfer Agent, DST Systems, Inc., at 1-800-647-7374.